UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 7, 2018

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300 Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02  Results of Operations and Financial Condition.

On November 7, 2018, Reading International, Inc. issued a press release announcing information regarding its results of operations and financial condition for the quarter ended September 30, 2018, a copy of which is attached as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2018, the stockholders considered three proposals, which were included in our 2018 Proxy Statement.  The proposals voted upon and the results of the vote were as follows:

Proposal 1: To elect seven nominees to serve as Directors until the Company’s 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominee	FOR	WITHHOLD	BROKER NON VOTES
Ellen M. Cotter	1,308,890	48,249	231,419
Guy W. Adams	1,308,890	48,249	231,419
Judy Codding	1,343,633	13,506	231,419
Margaret Cotter	1,308,890	48,249	231,419
Edward L. Kane	1,343,633	13,506	231,419
Douglas J. McEachern	1,343,633	13,506	231,419
Michael Wrotniak	1,343,533	13,606	231,419

Proposal 2: To ratify the appointment by the Company’s Audit and Conflicts Committee of Grant Thornton as the Company’s independent auditor for the year ended December 31, 2018.

FOR	AGAINST	ABSTAIN	NON-VOTES
1,587,392	1,166	0	0

Proposal 3: To approve, on a non-binding, advisory basis, the executive compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	NON-VOTES
1,340,964	16,126	49	231,419

Item 7.01 Regulation FD Disclosure.

On November 7, 2018, the Company showed a slide presentation at its 2018 Annual Meeting, a copy of which is furnish herewith as Exhibit 99.2.  The same presentation was made available on the same day on the Investor Relations page of our corporate website, www.readingrdi.com

Item 8.01 Other Events

On November 9, 2018, the Company submitted correspondence to Patton Vision, LLC, a copy of which is furnish herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Reading International, Inc. pertaining to its results of operations and financial condition for the quarter ended September 30, 2018.
99.2	Slide presentation at the 2018 Annual Meeting.
99.3	Correspondence to Patton Vision, LLC dated November 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: November 13, 2018	By:	/s/ Devasis Ghose
	Name:	Devasis Ghose
	Title:	Chief Financial Officer